Employee Benefit Plans with Related Party	12 Months Ended
Dec. 31, 2013
Employee Benefit Plans with Related Party
Employee Benefit Plans with Related Party

Note 11. Employee Benefit Plans with Related Party

        The Partnership sponsors and maintains the Global Partners LP 401(k) Savings and Profit Sharing Plan (the "Global 401(k) Plan), a qualified defined contribution plan. Eligible employees may elect to contribute up to 100% of their eligible compensation to the Global 401(k) Plan for each payroll period, subject to annual dollar limitations which are periodically adjusted by the IRS. The General Partner makes safe harbor matching contributions to the Global Partners 401(k) Plan equal to 100% of the participant's elective contributions that do not exceed 3% of the participant's eligible compensation and 50% of the participant's elective contributions that exceed 3% but do not exceed 5% of the participant's eligible compensation. The General Partner also makes discretionary non-matching contributions for certain groups of employees in amounts up to 2% of eligible compensation. Profit-sharing contributions may also be made at the sole discretion of the General Partner's board of directors.

        GMG sponsors and maintains the Global Montello Group Corp. 401(k) Savings and Profit Sharing Plan (the "GMG 401(k) Plan), a qualified defined contribution plan. Eligible employees may elect to contribute up to 100% of their eligible compensation to the 401(k) Savings and Profit Sharing Plan for each payroll period, subject to annual dollar limitations which are periodically adjusted by the IRS. GMG makes safe harbor matching contributions to the 401(k) Savings and Profit Sharing Plan equal to 100% of the participant's elective contributions that do not exceed 3% of the participant's eligible compensation and 50% of the participant's elective contributions that exceed 3% but do not exceed 5% of the participant's eligible compensation. Profit-sharing contributions may also be made at the sole discretion of GMG's board of directors.

        The Global 401(k) Plan and the GMG 401(k) Plan collectively had expenses of approximately $1.8 million, $1.6 million and $1.1 million for the years ended December 31, 2013, 2012 and 2011, respectively, which are included in selling, general and administrative expenses in the accompanying statements of income.

        In addition, the General Partner sponsors and maintains the Global Partners LP Pension Plan (the "Global Pension Plan)," a qualified defined benefit pension plan. Effective December 31, 2009, the Global Pension Plan was amended to freeze participation and benefit accruals. In order to reduce the adverse effects of the pension freeze on employees with substantial service who may not have time to replace future pension accruals with retirement savings before reaching the normal retirement age of 65, employees meeting certain age and service requirements received increased benefits, including under the Global 401(k) Plan, effective December 31, 2009.

        GMG sponsors and maintains the Global Montello Group Corp. Pension Plan (the "GMG Pension Plan"), a qualified defined benefit pension plan. On March 15, 2012, the GMG Pension Plan was amended to freeze participation and benefit accruals. In order to reduce the adverse effects of the pension freeze on employees with substantial service who may not have time to replace future pension accruals with retirement savings before reaching the normal retirement age of 65, employees meeting certain age and service requirements received increased benefits, including under the Global 401(k) Plan and the GMG 401(k) Plan, effective in 2012. As a result of the freeze, the Partnership recognized a curtailment gain of approximately $0.5 million which was recorded as an offset to selling, general and administrative expenses in the accompanying consolidated statement of income for the year ended December 31, 2012. The curtailment gain consisted of approximately $2.8 million in a change in benefit obligation and approximately $2.3 million in an unrecognized net actuarial loss.

        The following table presents each plan's funded status and the total amounts recognized in the Partnership's consolidated balance sheets at December 31 (in thousands):

	December 31, 2013
	Global Pension Plan	GMG Pension Plan	Total
Projected benefit obligation	$15,057	$4,189	$19,246
Fair value of plan assets	14,435	3,832	18,267

Net unfunded pension liability	$622	$357	$979

	December 31, 2012
	Global Plan	GMG Plan	Total
Projected benefit obligation	$17,317	$5,779	$23,096
Fair value of plan assets	12,980	4,178	17,158

Net unfunded pension liability	$4,337	$1,601	$5,938

        For both the Global Pension Plan and the GMGC Pension Plan (collectively, the "Pension Plans"), the total change in the net unfunded pension liability in 2013 was $5.0 million, of which $4.4 million has been recorded in other comprehensive income. Total actual return on plan assets was $2.7 million and $1.7 million in 2013 and 2012, respectively. The total net periodic pension costs related to the Pension Plans were $32,000, $75,000 and $83,000 in 2013, 2012 and 2011, respectively.

        The discount rates for 2013 and 2012 were selected by performing a cash flow/bond matching analysis based on the Citigroup Above-Median Pension Discount Curve for December 2013 and 2012, respectively. The discount rate for each of the Pension Plans was 4.4% and 3.5% in 2013 and 2012, respectively. The expected long-term rate of return on plan assets is determined by using each plan's respective target allocation and historical returns for each asset class. The expected long-term rate of return for the Global Pension Plan was 7.5% and 8.0% in 2013 and 2012, respectively. The expected long-term rate of return for the GMG Pension Plan was 7.0% and 8.0% in 2013 and 2012, respectively.

        The fundamental investment objective of each of the Pension Plans is to provide a rate of return sufficient to fund the retirement benefits under the applicable Pension Plan at a reasonable cost to the applicable plan sponsor. At a minimum, the rate of return should equal or exceed the discount rate assumed by the Pension Plan's actuaries in projecting the funding cost of the Pension Plan under the applicable Employee Retirement Income Security Act ("ERISA") standards. To do so, the General Partner's Pension Committee (the "Committee") may appoint one or more investment managers to invest all or portions of the assets of the Pension Plans in accordance with specific investment guidelines, objectives, standards and benchmarks.

        The cost of annual contributions to the Pension Plans is not significant to the General Partner, the Partnership or its subsidiaries. Total contributions made by the General Partner, the Partnership and its subsidiaries to the Pension Plans were $0.5 million in 2013, $0.5 million in 2012 and, in 2011, before the GMG Pension Plan was sponsored by a subsidiary of the Partnership, $1.7 million for the Global Pension Plan.